Exhibit 23.2

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

i.	Registration Statement on Form S-3/A, Amendment No. 1 (SEC file no. 333-160565, filed with the SEC on August 7, 2009);
ii.	Registration Statement on Form S-3/A, Amendment No. 1 (SEC file no. 333-164256, filed with the SEC on April 22, 2010);
iii.	Registration Statement on Form S-3/A, Amendment No. 1 (SEC file no. 333-165223, filed with the SEC on April 22, 2010);
iv.	Registration Statement on Form S-3 (SEC file no. 333-170800, filed with the SEC on November 23, 2010);
v.	Registration Statement on Form S-3/A, Amendment No. 1 (SEC file no. 333-192401, filed with the SEC on November 25, 2013);
vi.	Registration Statement on Form S-3 (SEC file no. 333-198196, filed with the SEC on August 15, 2014);
vii.	Registration Statement on Form S-3 (SEC file no. 333-198601, filed with the SEC on September 5, 2014);
viii.	Registration Statement on Form S-3 (SEC file no. 333-208013, filed with the SEC on November 13, 2015);
ix.	Registration Statement on Form S-3 (SEC file no. 333-210552, filed with the SEC on April 1, 2016);
x.	Registration Statement on Form S-3 (SEC file no. 333-218025, field with the SEC on May 16, 2017);
xi.	Registration Statement on Form S-3 (SEC file no. 333-220404, field with the SEC on September 8, 2017);
xii.	Registration Statement on Form S-3 (SEC file no. 333-223881, filed with the SEC on March 23, 2018);
xiii.	Registration Statement on Form S-3 (SEC file no. 333-225059, filed with the SEC on May 21, 2018);
xiv.	Registration Statement on Form S-3 (SEC file no. 333-229382, filed with the SEC on January 28, 2019);
xv.	Registration Statement on Form S-3 (SEC file no. 333-235878, filed with the SEC on January 10, 2020);
xvi.	Registration Statement on Form S-3 (SEC file no. 333-236571, filed with the SEC on February 21, 2020); and
xvii.	Registration Statement on Form S-8 pertaining to Securities under the 2020 Stock Incentive Plan (SEC file no. 333-249679, filed with the SEC on October 26, 2020);

of our report dated October 14, 2019, with respect to the consolidated financial statements of Uranium Energy Corp. included in this Annual Report (Form 10-K) of Uranium Energy Corp. for the year ended July 31, 2019.

/s/ Ernst & Young LLP

Chartered Professional Accountants

Vancouver, Canada

October 28, 2020